UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

Bitcoin Depot Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3219029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3343 Peachtree Road NE, Suite 750

Atlanta, GA 30326

(Address of principal executive offices)

(678) 435-9604

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BTMWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2025 Annual Meeting of Stockholders of Bitcoin Depot Inc. (the “Company”), held on December 12, 2025, the Company’s stockholders: (i) approved the proposal to elect seven director nominees to serve as members of the Board of Directors of the Company until the next annual meeting of stockholders; and (ii) ratified the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2025.

Further information regarding each of these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 25, 2025. The total number of shares of common stock entitled to vote at the Annual Meeting was 413,821,692, of which 386,657,912 shares, or 93.44%, voted.

The table below shows the votes cast for, against, withheld or abstained and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no votes 'against' the proposal regarding the election of directors.

Proposal 1: To approve the proposal to elect seven directors:

Name	For	Withheld/Abstained	Broker Non-Votes
Brandon Mintz	383,926,960	2,730,952	0
Scott Buchanan	386,535,839	122,073	0
Dan Gardner	386,532,009	125,903	0
Teri G. Fontenot	386,522,754	135,158	0
Daniel Stabile	384,241,604	2,416,308	0
Bradley Strock	384,301,801	2,356,111	0
W. Alexander Holmes	386,531,666	126,246	0

Proposal 3: To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2025:

For	Against	Withheld/Abstained	Broker Non-Votes
386,616,227	21,892	19,793	0

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitcoin Depot Inc.

Dated: December 18, 2025	By:	/s/ Christopher Ryan
	Name:	Christopher Ryan
	Title:	Chief Legal Officer and Corporate Secretary